Exhibit 99.2

07/99                                                                     Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  Series 1994-5

RECEIVABLES

Beginning of the Month Principal Receivables:                 $ 1,092,339,143.74
Beginning of the Month Finance Charge Receivables:            $    70,392,707.68
Beginning of the Month Discounted Receivables:                $             0.00
Beginning of the Month Total Receivables:                     $ 1,162,731,851.42

Removed Principal Receivables:                                $             0.00
Removed Finance Charge Receivables:                           $             0.00
Removed Total Receivables:                                    $             0.00

Additional Principal Receivables:                             $             0.00
Additional Finance Charge Receivables:                        $             0.00
Additional Total Receivables:                                 $             0.00

Discounted Receivables Generated this Period:                 $             0.00

End of the Month Principal Receivables:                       $ 1,070,203,501.16
End of the Month Finance Charge Receivables:                  $    70,846,098.86
End of the Month Discounted Receivables:                      $             0.00
End of the Month Total Receivables:                           $ 1,141,049,600.02

Special Funding Account Balance                               $             0.00
Aggregate Invested Amount (all Master Trust Series)           $   946,333,332.00
End of the Month Seller Amount                                $   123,870,169.16
End of the Month Seller Percentage                                        11.57%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                   RECEIVABLES

      30-59 Days Delinquent                                   $    36,369,241.08
      60-89 Days Delinquent                                   $    24,826,557.05
      90+ Days Delinquent                                     $    53,068,422.36
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07/99                                                                     Page 2

      Total 30+ Days Delinquent                               $   114,264,220.49
      Delinquent Percentage                                               10.01%

Defaulted Accounts During the Month                           $    10,497,413.30
Annualized Default Percentage                                             11.53%

Principal Collections                                             121,135,668.92
Principal Payment Rate                                                    11.09%

Total Payment Rate                                                        12.10%

INVESTED AMOUNTS

      Class A Initial Invested Amount                         $   230,000,000.00
      Class B Initial Invested Amount                         $    20,000,000.00

INITIAL INVESTED AMOUNT                                       $   250,000,000.00

      Class A Invested Amount                                 $   268,333,332.00
      Class B Invested Amount                                 $    28,000,000.00

INVESTED AMOUNT                                               $   296,333,332.00

FLOATING ALLOCATION PERCENTAGE                                            29.58%
PRINCIPAL ALLOCATION PERCENTAGE                                           32.04%

MONTHLY SERVICING FEE                                         $       370,416.67

INVESTOR DEFAULT AMOUNT                                       $     3,105,638.73

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                               91.34%

      Class A Finance Charge Collections                      $     5,630,683.28
      Other Amounts                                           $             0.00
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07/99                                                                     Page 3

TOTAL CLASS A AVAILABLE FUNDS                                 $     5,630,683.28

      Class A Monthly Interest                                $     1,285,614.81
      Class A Servicing Fee                                   $       335,416.67
      Class A Investor Default Amount                         $     2,836,556.87

TOTAL CLASS A EXCESS SPREAD                                   $     1,173,094.93

REQUIRED AMOUNT                                               $             0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                8.66%

      Class B Finance Charge Collections                      $       535,883.35
      Other Amounts                                           $             0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $       535,883.35

      Class B Monthly Interest                                $       139,377.78
      Class B Servicing Fee                                   $        35,000.00

TOTAL CLASS B EXCESS SPREAD                                   $       361,505.57

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                           $     1,534,600.50

      Excess Spread Applied to Required Amount                $             0.00

      Excess Spread Applied to Class A Investor               $             0.00
      Charge Offs

      Excess Spread Applied to Class B Items                  $       269,081.86

      Excess Spread Applied to Class B Investor               $             0.00
      Charge Offs
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07/99                                                                     Page 4

      Excess Spread Applied to Monthly Cash                   $        17,903.41
      Collateral Fee

      Excess Spread Applied to Cash Collateral                $             0.00
      Account

      Excess Spread Applied to other amounts owed             $             0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $     1,247,615.23

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $     3,517,419.16

SERIES 1994-5 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $             0.00
SERIES 1994-5

      Excess Finance Charge Collections Applied to            $             0.00
      Required Amount

      Excess Finance Charge Collections Applied to            $             0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to            $             0.00
      Class B Items

      Excess Finance Charge Collections Applied to            $             0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to            $             0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to            $             0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to            $             0.00
      other amounts owed Cash Collateral Depositor
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07/99                                                                     Page 5

YIELD AND BASE RATE --

      Base Rate (Current Month)                                            6.96%
      Base Rate (Prior Month)                                              6.82%
      Base Rate (Two Months Ago)                                           7.13%

THREE MONTH AVERAGE BASE RATE                                              6.97%

      Portfolio Yield (Current Month)                                     11.37%
      Portfolio Yield (Prior Month)                                       15.68%
      Portfolio Yield (Two Months Ago)                                    12.03%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.03%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

      Class A Principal Collections                           $    35,708,367.66

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

      Class B Principal Collections                           $     3,105,075.45

TOTAL PRINCIPAL COLLECTIONS                                   $    38,813,443.11

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $             0.00
SERIES

CLASS A AMORTIZATION --

      Controlled Amortization Amount                          $    26,833,334.00
      Deficit Controlled Amortization Amount                  $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                $    26,833,334.00
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07/99                                                                     Page 6

CLASS B AMORTIZATION --

      Controlled Amortization Amount                          $             0.00
      Deficit Controlled Amortization Amount                  $             0.00

CONTROLLED DISTRIBUTION AMOUNT                                $             0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR                     $    11,980,109.11
PRINCIPAL SHARING

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                  $             0.00

CLASS B INVESTOR CHARGE OFFS                                  $             0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $             0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $             0.00

CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                         $    37,729,999.72
      Available Cash Collateral Amount                        $    37,729,999.72

INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                      $             0.00
      Class B Interest Rate Cap Payments                      $             0.00

TOTAL DRAW AMOUNT                                             $             0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $             0.00


                                                   First USA Bank, NA,
                                                   as Servicer


                                                   By: /s/ Tracie H. Klein
                                                       -------------------------
                                                       Tracie H. Klein
                                                       First Vice President